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EXHIBIT 99.1


                         PERIODIC REPORT CERTIFICATION


                         OF THE CHIEF EXECUTIVE OFFICER


                          AND CHIEF FINANCIAL OFFICER


In connection with the Quarterly Report of ARTISTdirect, Inc., (the "Company") on Form 10-Q for the quarterly period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick W. Field, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ FREDERICK W. FIELD
---------------------------


Frederick W. Field


Chief Executive Officer


August 14, 2002

In connection with the Quarterly Report of ARTISTdirect, Inc., (the "Company") on Form 10-Q for the quarterly period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
B. Carroll, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ JAMES B. CARROLL
---------------------------


James B. Carroll


Chief Financial Officer


August 14, 2002